 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 29, 2011

Biozone Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146182	20-5978559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd Suite 800 Miami, FL		33137
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 689-0930

__________________________________________________________________________________
(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 3.02 below, which information that is required to be disclosed under this Item 2.03 is hereby incorporated by reference into this Item, on March 29, 2011, the Biozone Pharmaceuticals, Inc. (the “Company”)  issued and sold secured convertible promissory notes in the aggregate principal amount of $2,250,000 to certain accredited investors.

Item 3.02.              Unregistered Sales of Equity Securities.

On March 29, 2011, the Company issued 10% secured convertible promissory notes in the aggregate principal sum of $2,250,000, due on September 29, 2011 (unless accelerated as described below) (the “Notes”)  and warrants (the “Warrants”) to purchase certain securities of the Company in the Target Transaction Financing (as defined below), pursuant to a Securities Purchase Agreement entered into on February 22, 2011 and further described in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on March 1, 2011 (the “Securities Purchase Agreement”) with certain purchasers signatory thereto (the “Private Placement”).  The Notes and Warrants were issued to accredited investors in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated by the Securities and Exchange Commission thereunder.

As set forth in the Securities Purchase Agreement, the Company intends to, within 120 days of the closing of the Private Placement, consummate a transaction pursuant to which it will acquire one or more businesses or companies approved by the Buyer (the “Target Transaction”) and use its best efforts to obtain certain financing in connection with closing the Target Transaction (the “Target Transaction Financing”).

The following is a brief summary of each of the Notes and the Warrants. These summaries are not complete, and are qualified in their entirety by reference to the full text of the agreements that are attached as exhibits to the Company’s Current Report on Form 8-K, filed with the SEC on March 1, 2011, along with the full text of the Securities Purchase Agreement, Registration Rights Agreement, Pledge and Security Agreement and the Non-Recourse Principal Stockholder Stock Pledge Agreement.  Readers should review those agreements for a more complete understanding of the terms and conditions associated with this transaction.

Secured Convertible Promissory Note

The Notes have an aggregate principal amount of $2,250,000 and mature on the earlier of September 29, 2011 or the closing date of the Target Transaction Financing (such earlier date, the “Maturity Date”).  The entire principal amount and any accrued and unpaid interest shall be due and payable in cash on the Maturity Date.  The Notes bear interest at the rate of 10% per annum.

The principal and interest shall not be prepaid except in connection with the consummation of the Target Transaction Financing, in which case the holder may elect either to (i) convert all of the principal and accrued and unpaid interest then outstanding into the securities offered in the Target Transaction Financing at a price per share or unit, as the case may be, equal to 80% of the price at which such securities are sold or (ii) require the Company to repay the principal amount then outstanding and any accrued and unpaid interest in cash.  In the event that the Note is not prepaid or converted prior to September 29, 2011, the Company shall pay to the holders (in the aggregate) a penalty fee equal to: (i) the principal amount of the Note divided by (ii) $2,000,000 and multiplied by (iii) $100,000.

In the event that the Target Transaction has not closed on or prior to September 29, 2011, the Company shall pay to the holder 150% of any portion of the principal amount then outstanding plus all accrued and unpaid interest thereon.

Warrant

The Warrant is immediately exercisable and expires five years after the date of issue.  The Warrant has an initial exercise price of 120% of the price of the securities sold in the Target Transaction Financing (the “Financing Share Price”).  The Warrant entitles the Buyer to purchase the number of shares of Common Stock and/or other securities, including units of securities, sold in the Target Transaction equal to the Warrant Coverage (as defined herein) (a) multiplied by the principal amount of the Note (the “Purchase Price”) and (b) divided by the Financing Share Price.  “Warrant Coverage” means (i) 50% if closed on or prior to 120 days, (ii) 75% if closed after 120 days but before 150 days and (iii) 100%, if closed after 150 days after the closing of the Private Placement.  The Warrant is exercisable in cash or, while a registration statement covering the shares of Common Stock and/or other securities issuable upon exercise of the Warrant, or an exemption from registration, is not available, by way of a “cashless exercise”.  The exercise price of the Warrant is subject to a “ratchet” anti-dilution adjustment for a period of one year from the closing of the Private Placement.  This adjustment provides that, in the event that the Company issues certain securities at a price lower than the then applicable exercise price, the exercise price of the Warrant shall be immediately reduced to equal the price at which the Company issued the securities.

Item 9.01.	Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
10.2	Form of Secured Convertible Promissory Note (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
10.3	Form of Warrant (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOZONE PHARMACEUTICALS, INC.

Date: March 30, 2011	By:	/s/ Robert Prego Novo
	Name:	Robert Prego Novo
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
10.2	Form of Secured Convertible Promissory Note (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
10.3	Form of Warrant (Incorporated by Reference to the Current Report on Form 8-K, filed with the SEC on March 1, 2011)
99.1	Press Release